Exhibit 99.1

                  Certification of Principal Executive Officer
                           Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)

I, Louis LaSorsa, Chairman and Chief Executive Officer (principal executive officer) of Phoenix Color Corp. (the "Registrant"), certify that to the best of my knowledge, based upon a review of the Annual Report on Form 10-K for the year ended December 31, 2002 of the Registrant ("the Report"):

      (1) The Report fully complies with the requirements of Section 15(d) of the Securities and Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


/s/ Louis LaSorsa
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Louis LaSorsa, Chairman
March 26, 2003